UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

Phunware Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37862	30-1205798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1002 West Avenue
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 693-4199

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHUN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 17, 2025, the Company held its 2025 Annual Meeting of Stockholders (the "2025 Annual Meeting"). The following matters were submitted to a vote of the Company's stockholders at the 2025 Annual meeting: (i) the election of two Class I directors to serve until the Company’s 2028 annual meeting of stockholders or until their successors are duly elected and qualified; (ii) the ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (iii) to consider a non-binding advisory vote to approve the compensation of the Company's named executive officers; and (iv) to consider the frequency for stockholders' non-binding advisory vote on compensation of the Company's named executive officers. The proposals are described in detail in the Company’s definitive proxy statement for the 2025 Annual Meeting, filed with the Securities and Exchange Commission on October 31, 2025 (the “Definitive Proxy Statement”).

Nominee	For	Against	Withheld/Abstentions	Broker Non-Votes
Jeremy Krol	2,087,084	0	117,831	5,646,493
Ed Lu	2,080,296	0	124,619	5,646,493

Biographical information for members of our board members can be found in our Definitive Proxy Statement.

Proposal	For	Against	Withheld/ Abstentions	Broker Non-Votes
Ratification of the appointment of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025	7,458,805	172,459	220,144	0
Non-binding advisory vote to approve the compensation of the Company's named executive officers	1,939,816	204,395	60,704	5,646,493

Proposal	One	Two	Three	Withheld/Abstentions	Broker Non-Votes
Non-binding advisory vote on the frequency for stockholders' non-binding advisory vote on compensation of the Company's named executive officers	1,601,016	78,829	441,442	83,628	5,646,493

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phunware, Inc.

Date:	December 18, 2025	By:	/s/ Jeremy Krol
Jeremy Krol Interim Chief Executive Officer